UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 1, 2021

VERTEX ENERGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-11476	94-3439569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1331 Gemini Street

Suite 250

Houston, Texas 77058

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (866) 660-8156

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	VTNR	The NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

Tensile Transactions

As previously disclosed in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC” or the “Commission”) on July 31, 2019 (the “July 2019 Form 8-K”), the Company and its subsidiaries entered into a number of transactions with Tensile-Myrtle Grove Acquisition Corporation (“Tensile-MG”), an affiliate of Tensile Capital Partners Master Fund LP, an investment fund based in San Francisco, California (“Tensile”), including forming Vertex Refining Myrtle Grove LLC, a Delaware limited liability company, which entity was formed as a special purpose vehicle in connection with the transactions described in the July 2019 Form 8-K (“MG SPV”). As a result of the transactions, Tensile, through Tensile-MG, acquired an approximate 15% ownership interest in MG SPV, which owns the Company’s Belle Chasse, Louisiana, re-refining complex.

As previously disclosed in the Current Report on Form 8-K filed by the Company with the Commission on January 22, 2020 (the “January 2020 Form 8-K”), HPRM LLC (“Heartland SPV”), a Delaware limited liability company was formed as a special purpose vehicle in connection with the transactions described in greater in the January 2020 Form 8-K between the Company and Tensile-Heartland Acquisition Corporation (“Tensile-Heartland”), an affiliate of Tensile, pursuant to which ownership of the Company’s Columbus, Ohio, Heartland facility, which produces a base oil product that is sold to lubricant packagers and distributors, was transferred to Heartland SPV, and Heartland SPV became owned 35% by Vertex Operating and 65% by Tensile-Heartland.

On July 1, 2021, the Operating Agreement of MG SPV was amended to provide that from the date of such agreement until December 31, 2021, the Company (through Vertex Operating), is required to fund the working capital requirements of MG SPV, which advances are initially characterized as debt, but that Tensile MG may convert such debt into additional Class A Units of MG SPV (after December 31, 2021), at $1,000 per unit (the “MG SPV Amendment”).

On July 1, 2021, Heartland SPV loaned Vertex Operating $7,000,000, which was evidenced by a Promissory Note (the “Heartland Note”). The Heartland Note accrues interest at the applicable federal rate of interest from time to time, increasing to 12% upon an event of default. Amounts borrowed under the Heartland Note are due ninety days after the date of the note or within five (5) days of the closing of the Sale Agreement (whichever is earlier), and may be prepaid at any time without penalty. In the event the Heartland Note is not paid on or before the appliable due date, we agreed to use our best efforts to raise the funds necessary to repay the note as soon as possible. The Heartland Note includes customary events of defaults. The Company plans to use the funds borrowed paydown a portion of the $10 million deposit promissory note owed by Vertex Operating to Equilon Enterprises LLC d/b/a Shell Oil Products US and/or Shell Chemical LP and/or Shell Oil Company (the “Seller”), in connection with that certain Sale and Purchase Agreement (the “Purchase Agreement” and the “Deposit Note”) entered into by Vertex Operating, the Company and the Seller on May 26, 2021, as previously disclosed in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on May 27, 2021.

As previously disclosed in the July 2019 Form 8-K, on July 25, 2019, Tensile purchased 1,500,000 shares of common stock and warrants to purchase 1,500,000 shares of common stock with an exercise price of $2.25 per share, and we entered into a Registration Rights and Lock-Up Agreement with Tensile which required us to register the shares of common stock issued to Tensile, and the shares of common stock issuable upon exercise of the warrants issued to Tensile, and Tensile agreed to certain restrictions on the sale of the shares held by Tensile. On July 1, 2021, we entered into a First Amendment to Registration Rights and Lock-Up Agreement with Tensile (the “RRA Amendment”) to adjust the restriction on Tensile’s ability to sell shares of common stock under the lock-up to provide for Tensile to not sell more than 500,000 shares of common stock in any seven day period until July 25, 2024, without the prior written consent of the Company.

Encina Credit Agreement Term Loan

On July 1, 2021, the Company and Vertex Operating entered into an Eighth Amendment to Credit Agreement with Encina Business Credit, LLC (“Encina”) as agent for the lenders party there, and such lenders (the “8th Amendment”), which amendment amended the February 1, 2017 Credit Agreement between the Company and certain of its subsidiaries, including Vertex Operating (such Credit Agreement, as amended from time to time, the “Credit Agreement”). Pursuant to the 8th Amendment, Encina Business Credit SPV, LLC agreed to loan the Company $5 million under the terms of the Credit Agreement (the “Term Loan”), under the stipulation that the Company use such loaned funds solely to paydown amounts owed under the Deposit Note. The $5 million Term Loan bears interest at the variable-rate of LIBOR (1.15% at March 31, 2021) plus 6.5% per year, or to the extent that LIBOR is not available, the highest of the prime rate and the Federal Funds Rate plus 0.50%, in each case, plus 6%. We are required to repay the Term Loan in monthly installments of 1/48th of the amount borrowed, each month that the Term Loan is outstanding, with a final balloon payment due at maturity. The Term Loan is subject to customary events of defaults and other covenants set forth in the Credit Agreement. The Term Loan is secured by Encina’s security interests over substantially all of our assets.

* * * * * *

The foregoing description of the Heartland Note, MG SPV Amendment, RRA Amendment and 8th Amendment, is only a summary and is not complete, and is qualified in its entirety by reference to the Sale Agreement, Heartland Note, MG SPV Amendment, RRA Amendment and 8th Amendment, copies of which are attached hereto as Exhibits 10.1,  3.1, 10.2, and 10.6, respectively, and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 above regarding the Heartland Note and Encina Term Loan, are incorporated into this Item 2.03 in their entirety by reference.

Item 8.01 Other Events.

On January 18, 2021, the Company, Vertex Operating and Encina as agent for the lenders named therein, and such lenders, entered into a Sixth Amendment to Credit Agreement (the “6th Amendments”), which amended the Credit Agreement and a separate ABL Credit Agreement dated February 1, 2017, between Vertex Operating, the Company, substantially all of the Company’s subsidiaries, Encina, as agent for the lenders named therein, and such lenders (as amended to date, the “ABL Credit Agreement”), to permit availability at any time to be less than (a) $1,000,000 at any time during the period commencing on December 31, 2020 through and including March 31, 2021 and (b) $2,000,000 at any time from and after April 1, 2021.

On May 26, 2021, the Company, Vertex Operating and Encina as agent for the lenders named therein, and such lenders, entered into a Seventh Amendment to Credit Agreement and a Seventh Amendment to ABL Credit Agreement (collectively, the “7th Amendments”), which amended the Credit Agreement and ABL Credit Agreement, to allow the Company to enter into the Purchase Agreement, subject to the Company agreeing to not use any funds from the ABL Credit Agreement towards such Purchase Agreement or to pay amounts in connection with the deposit note.

The description of the 6th Amendment and 7th Amendments above is not complete, and is qualified in its entirety to the full text of such 6th Amendment and 7th Amendments, copies of which are attached hereto as Exhibits 10.3 through 10.5, which are incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1*	First Amendment to Vertex Refining Myrtle Grove LLC Limited Liability Company Agreement dated July 1, 2021
10.1*	$7,000,000 Promissory Note provided by Vertex Energy Operating, LLC to HPRM LLC
10.2*	First Amendment to Registration Rights and Lock-Up Agreement, by and among Vertex Energy, Inc. and Tensile Capital Partners Master Fund LP, dated July 1, 2021
10.3*	Sixth Amendment to Credit Agreement dated January 18, 2021, by and between Vertex Energy, Inc., Vertex Energy Operating, LLC, Encina Business Credit, LLC, as agent, and the lenders party thereto
10.4*	Seventh Amendment to Credit Agreement dated May 26, 2021, by and between Vertex Energy, Inc., Vertex Energy Operating, LLC, Encina Business Credit, LLC, as agent, and the lenders party thereto
10.5*	Seventh Amendment to ABL Credit Agreement dated May 26, 2021, by and between Vertex Energy, Inc., Vertex Energy Operating, LLC, Encina Business Credit, LLC, as agent, and the lenders party thereto
10.6*	Eighth Amendment to Credit Agreement dated July 1, 2021, by and between Vertex Energy, Inc., Vertex Operating, LLC, Encina Business Credit, LLC as agent, and the lenders party thereto

* Filed herewith.

** Furnished herewith.

+ Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that Vertex Energy, Inc. may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.

Forward-Looking Statements

Certain of the matters discussed in this communication and Exhibit 99.1 hereto, which are not statements of historical fact constitute forward-looking statements that involve a number of risks and uncertainties and are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Words such as “strategy,” “expects,” “continues,” “plans,” “anticipates,” “believes,” “would,” “will,” “estimates,” “intends,” “projects,” “goals,” “targets” and other words of similar meaning are intended to identify forward-looking statements but are not the exclusive means of identifying these statements.

Important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation, the ability of the parties to close the Sale Agreement on the terms set forth in, and pursuant to the required timing set forth in, the Sale Agreement, if at all; the occurrence of any event, change or other circumstances that could give rise to the right of one or all of Safety-Kleen or the Company (collectively, the “Sale Agreement Parties”) to terminate the Sale Agreement; the effect of such termination, including breakup and other fees potentially payable in connection therewith; the outcome of any legal proceedings that may be instituted against Sale Agreement Parties or their respective directors or officers; the ability to obtain regulatory and other approvals and meet other closing conditions to the Sale Agreement on a timely basis or at all, including the risk that regulatory and other approvals required for the Sale Agreement are not obtained on a timely basis or at all, or are obtained subject to conditions that are not anticipated or the expected benefits of the transaction; the ability to obtain approval by the Company’s shareholders on the expected schedule of the transactions contemplated by the Sale Agreement; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Sale Agreement; the ability of the Company to retain and hire key personnel; the diversion of management’s attention from ongoing business operations; uncertainty as to the long-term value of the common stock of the Company following the closing of the Sale Agreement; the business, economic and political conditions in the markets in which Sale Agreement Parties operate; risks associated with the ability of Vertex to complete current plans for expansion and growth of the new operations and other conditions to the completion of the transaction; outstanding credit facilities, including amounts owed, restrictive covenants, security interests thereon and the Company’s ability to repay such facilities and amounts due thereon when due; risks associated with the Company’s outstanding preferred stock, including redemption obligations in connection therewith, restrictive covenants and the Company’s ability to redeem such securities; the level of competition in the Company’s industry and the Company’s ability to compete; the Company’s ability to respond to changes in the Company’s industry; the loss of key personnel or failure to attract, integrate and retain additional personnel; the Company’s ability to protect its intellectual property and not infringe on others’ intellectual property; the Company’s ability to scale its business; its ability to maintain supplier relationships and obtain adequate supplies of feedstocks; its ability to obtain and retain customers; risks associated with the Company’s ability to complete the proposed purchase transaction with Shell Oil Company (“Shell”) as previously disclosed on anticipated terms and timing, if at all, including obtaining regulatory approvals, unforeseen liabilities, future capital expenditures, the ability to recognize synergies, and the ability of Vertex to complete current plans for expansion and growth of the new operations and other conditions to the completion of pending transactions (including the Shell acquisition); the expected benefits, output, financial metrics and production of proposed transactions (including the Shell acquisition); Vertex Energy’s ability to satisfy closing conditions associated with the previously disclosed Shell acquisition; its ability to raise sufficient capital to complete the Shell acquisition and a planned renewable diesel project and the terms of such funding; the occurrence of any event, change or other circumstances that could give rise to the parties failing to complete the acquisition transaction on the terms disclosed, if at all, the right of one or both of Vertex Energy or Shell to terminate the acquisition agreement and the result of such termination, including a termination fee of $10 million payable by Vertex Energy under certain conditions; the outcome of any legal proceedings that may be instituted against any parties or their respective directors in connection with such planned Shell acquisition transaction; the ability to obtain regulatory approvals and other consents, and meet other closing conditions to the acquisition on a timely basis or at all, including the risk that regulatory approvals or other consents required for the acquisition are not obtained on a timely basis or at all, or which are obtained subject to conditions that are not anticipated or that could adversely affect Vertex’s acquisition or the expected benefits of the transaction; difficulties and delays in integrating the acquired assets businesses; and the Company’s plans for financing the acquisition and planned renewable diesel project; risks associated with COVID-19, the global efforts to stop the spread of COVID-19, potential downturns in the U.S. and global economies due to COVID-19 and the efforts to stop the spread of the virus, and COVID-19 in general; the lack of capital available on acceptable terms to finance the Company’s continued growth; and other risk factors included from time to time in documents Vertex Energy files with the Securities and Exchange Commission, including, but not limited to, its Form 10-Ks, Form 10-Qs and Form 8-Ks. These reports are available at www.sec.gov. Other unknown or unpredictable factors also could have material adverse effects on Vertex Energy’s future results.

Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this communication and in Exhibit 99.1 are described in the Company’s publicly filed reports, including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2021. These reports are available at www.sec.gov.

The Company cautions that the foregoing list of important factors is not complete, and does not undertake to update any forward-looking statements except as required by applicable law. All subsequent written and oral forward-looking statements attributable to the Company or any person acting on behalf of any Sale Agreement Parties are expressly qualified in their entirety by the cautionary statements referenced above. Other unknown or unpredictable factors also could have material adverse effects on Vertex’s future results. The forward-looking statements included in this press release are made only as of the date hereof. Vertex cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, Vertex undertakes no obligation to update these statements after the date of this release, except as required by law, and takes no obligation to update or correct information prepared by third parties that is not paid for by Vertex. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Additional Information and Where to Find It

In connection with the proposed Sale Agreement, the Company plans to file with the SEC a proxy statement to seek shareholder approval for the Sale Agreement, which, when finalized, will be sent to the shareholders of the Company seeking their approval of the respective transaction-related proposals. This communication is not a substitute for any proxy statement or other document Vertex may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED SALE AGREEMENT, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE SALE AGREEMENT AND THE PROPOSED SALE TRANSACTION.

Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from the Company at its website, www.vertexenergy.com. Documents filed with the SEC by the Company will be available free of charge on the “Investor Relations,” “SEC Filings” page of our website at www.vertexenergy.com. or, alternatively, by directing a request by mail, email or telephone to Vertex Energy, Inc. at 1331 Gemini Street, Suite 250, Houston, Texas 77058; chrisc@VertexEnergy.com; or (866) 660-8156, respectively.

Participants in the Solicitation

The Company and certain of its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the respective shareholders of the Company in respect of the proposed Sale Agreement under the rules of the SEC. Information about the Company’s directors and executive officers and their ownership of the Company is available in the Company’s Definitive Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission on April 7, 2021. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the Sale Agreement when they become available. Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the Company using the sources indicated above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, or the solicitation of any vote or approval, nor shall there be any sale of securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

VERTEX ENERGY, INC.

Date: July 2, 2021	By:	/s/ Chris Carlson
Chris Carlson
Chief Financial Officer